GOLDMAN SACHS ETF TRUST

Goldman Sachs Access U.S. Aggregate Bond ETF

(the “Fund”)

Supplement dated December 16, 2024 to the

Summary Prospectus

dated December 29, 2023, as supplemented to date

Effective January 31, 2025, the Fund’s Summary Prospectus is revised as follows:

The following replaces the table and accompanying footnotes under “Fees and Expenses of the Fund”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.08%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expense	0.02%
Total Annual Fund Operating Expenses[2]	0.10%
Fee Waiver[3]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver	0.08%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.
[2]

The “Total Annual Fund Operating Expenses” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

[3]

The Investment Adviser has agreed to waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests. This arrangement will remain in effect through at least December 29, 2025, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Expense Example” section:

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$8	$30	$54	$126

The following replaces in its entirety the “Principal Investment Strategies” section:

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. To-Be-Announced (“TBA”) transactions representing securities included in the Fund’s underlying index are counted towards the Fund’s 80% investment policy.

The Index is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar (“USD”)-denominated bonds issued in the United States that meet certain liquidity criteria.

The Index consists of the following fixed income asset class sectors: corporate bonds, mortgage-backed securities, U.S. Treasury Securities (as defined below), government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities. As of November 30, 2023, there were 8,418 constituents in the Index and the Index had a weighted average maturity of 8.73 years. In addition, as of November 30, 2023, the percentage breakdown of bonds included in the Index was as follows: corporate bonds 25.92%, mortgage-backed securities 26.30%, U.S. Treasury Securities 41.91%, asset-backed securities 0.18%, government-sponsored securities 1.86%, non-U.S. sovereign and provincial securities 3.84%.

The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”), using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to constituents of the Reference Index as described below. All constituents of the Reference Index must have a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).

Corporate Bonds:

Corporate bonds that are included in the Reference Index must have a minimum of $250 million outstanding. Only corporate bonds within the Reference Index from issuers with at least two eligible bonds outstanding are included in the Universe.

Mortgage-Backed Securities:

Mortgage-backed securities that are included in the Reference Index must have a minimum issuer size of $250 million. Only mortgage-backed securities within the Reference Index that have a minimum of $1 billion outstanding per origination year generic when the coupon has a minimum amount outstanding of $5 billion are included in the Universe.

U.S. Treasury Securities, Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities:

U.S. Treasury Securities, government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities that are included in the Reference Index must have a minimum of $5 billion (excluding Federal Reserve holdings), $1 billion, $500 million and $250 million outstanding, respectively. All U.S. Treasury Securities, government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Reference Index are included in the Universe, except for callable zero coupon bonds, and bonds callable less than one year from the issue date. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government.

Step 2

In the second step, the Index Provider applies specified fundamental factor rankings to each type of constituents in the Universe as described below.

Corporate Bonds:

Corporate bond issuers within the Universe are grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, improvement over the past year in operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by reweighting the issuers within the lowest 10% composite rank so that their market capitalizations are reduced by half. An issuer weight cap is applied to each Index constituent.

A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Mortgage-Backed Securities:

Mortgage-backed securities within the Universe are grouped by issuer agency and are ranked within each issuer agency group based on “convexity” The most “negatively convex” mortgage-backed securities within each issuer agency group are reweighted so that the market capitalization of the bottom 10% of the most “negatively convex” securities are reduced by half (“negative convexity” refers to the tendency for a security’s price to fall when interest rates fall). The weights of the remaining mortgage-backed securities in the Index are determined according to their market capitalizations within the Reference Index, and the weight of each issuer agency group is adjusted to match the weighted average effective duration of such group within the Reference Index.

U.S. Treasury Securities, Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities:

U.S. Treasury Securities, government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Universe are included in the Index in accordance with their market capitalizations.

The Index is normally rebalanced (i) monthly on the last business day of each month, to account for changes in liquidity, rating or maturity, and (ii) quarterly, to account for updates to the corporate bond constituents of the Index on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Fund may invest in mortgage-backed securities included in the Index through TBA transactions. TBA transactions are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including, for TBA mortgage-backed securities, issuer, rate and mortgage terms.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

This Supplement should be retained with your Summary Prospectus for future reference.

GCORTBDSTK 12-24